SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (date of earliest event reported)

                          JANUARY 9, 1995

                        Halliburton Company
       (Exact name of registrant as specified in its charter)

State or other                Commission          IRS Employer
jurisdiction                  File Number         Identification
of incorporation                                  Number

Delaware                      1-3492              No. 73-0271280

                         3600 Lincoln Plaza
                       500 North Akard Street
                      Dallas, Texas 75201-3391
              (Address of principal executive offices)

                  Registrant's telephone  number,
                 including area code - 214/978-2600




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             INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On January 9, 1995, the registrant issued a press release entitled Halliburton Outsourcing Contracts For Information Technology Requirements pertaining, among other things, to an announcement that registrant has entered into contracts with three firms to outsource substantially all its information technology requirements. The contracts are for a ten-year period and represent estimated expenditures of $500 million over the life of the contracts. Andersen Consulting has been selected for the applications maintenance function contract. I-Net, Inc. has been chosen to manage the desktops, local area network and global telecommunications network services. The data center functional area has been outsourced to Power Computing Company.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated January 9, 1995



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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALLIBURTON COMPANY




Date:     January 9, 1995               By: (Robert M. Kennedy)
                                            Robert M. Kennedy
                                            Vice President - Legal



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                        EXHIBIT INDEX



Exhibit                                 Sequentially
Number              Description              Numbered Page

    20                   Press Release of
                    January 9, 1995          5 of 6
                    Incorporated by Reference



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